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                                                                     Exhibit (j)


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Fortis Money Portfolios, Inc.:


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.



                                         /s/ KPMG Peat Marwick LLP

                                             KPMG Peat Marwick LLP


Minneapolis, Minnesota
January 29, 1999